As filed with the Securities and Exchange Commission on August 6, 1997
                                                      Registration No. 333-31143

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------

                                  FORM S-3/A-1

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                             -----------------------

                                STORAGE USA, INC.
             (Exact name of registrant as specified in its charter)

         TENNESSEE                                                62-1251239
(State or other jurisdiction of                               ( I.R.S. Employer
incorporation or organization)                               Identification No.)

                          10440 Little Patuxent Parkway
                                   Suite 1100
                            Columbia, Maryland 21044
                                 (410) 730-9500
               (Address, including zip code, and telephone number,
        including area code, of registrant's principal executive offices)

                                Mr. Dean Jernigan
                      Chairman and Chief Executive Officer
                                Storage USA, Inc.
                          10440 Little Patuxent Parkway
                                   Suite 1100
                            Columbia, Maryland 21044
                                 (410) 730-9500
                (Name, address, including zip code, and telephone
               number, including area code, of agent for service)

                                    Copy to:

                              Mr. Randall S. Parks
                                Hunton & Williams
                          Riverfront Plaza, East Tower
                              951 East Byrd Street
                          Richmond, Virginia 23219-4074

Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this Registration Statement.

If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.[ ]

If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.[X]

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list Securities Act registration statement number of earlier effective registration statement for the same offering.[ ]

If this form is a post effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering.[ ]

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box.[ ]

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

Explanatory Note: The purpose of this amendment is to file Exhibit 8.1 to the Registration Statement.



                                     PART II


                     INFORMATION NOT REQUIRED IN PROSPECTUS


Item 16.          Exhibits.

4.1*              Specimen Common Stock Certificate.

4.2**             Amended Charter of the Company.

4.3*              Restated and Amended Bylaws of the Company.

5                 Opinion of Hunton & Williams (previously filed).

8.1               Tax Opinion of Hunton & Williams.

23.1 Consent of Hunton & Williams (included in Exhibit 5 as previously filed and Exhibit 8.1).

23.2              Consent of Coopers & Lybrand L.L.P. (previously filed).

24 Power of Attorney (located on the signature page of this Registration Statement)

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*                 Filed as an Exhibit to the Company's Registration Statement on
                  Form S-11, File No. 33-74072, as amended, and incorporated by reference herein.

** Filed as an Exhibit to the Company's Amendment No. 1 to Registration Statement on Form S-3, File No. 333-4556, and incorporated by reference herein.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Columbia, State of Maryland on this 6th day of August, 1997.

                                       STORAGE USA, INC.


                                       By:  /s/ Christopher Marr
                                          ------------------------------
                                          Senior Vice President

                                  EXHIBIT INDEX
Exhibit
Number     Exhibit
------     -------

4.1*     Specimen Common Stock Certificate

4.2**    Amended Charter of the Company.

4.3*     Restated and Amended Bylaws of the Company.

5        Opinion of Hunton & Williams (previously filed).

8.1      Tax Opinion of Hunton & Williams

23.1 Consent of Hunton & Williams (included in Exhibit 5 as previously filed and Exhibit 8.1).

23.2     Consent of Coopers & Lybrand L.L.P. (previously filed).

24 Power of Attorney (located on the signature page of this Registration Statement)

-------------------------
* Filed as an Exhibit to the Company's Registration Statement on Form S-11, File No. 33-74072, as amended, and incorporated by reference herein.

** Filed as an Exhibit to the Company's Amendment No. 1 to Registration Statement on Form S-3, File No. 333-4556, and incorporated by reference herein.